Derivative Instruments - Additional Information (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Derivative Instruments (Textual) [Abstract]
Derivative asset, Fair value	$ 836	$ 570
Fair value of Derivative subject to offsetting by collateral agreement	71	48
Cash collateral from derivative counterparties	660	374
Off balance sheet Collateral	$ 89	99
Net uncollateralized derivative asset and liability	The Company received $660 million and $374 million of cash collateral and held $89 million and $99 million, respectively, of securities as off-balance sheet collateral, resulting in an immaterial uncollateralized position as of December 31, 2016 and 2015.
Derivative liability, Fair value	$ 123	106
Posted cash collateral	151	92
Pledged securities of fair value	$ 54	$ 64